UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2015
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Team Health Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-34583 (Commission File Number)	36-4276525 (I.R.S. Employer Identification No.)
265 Brookview Centre Way, Suite 400 Knoxville, Tennessee (Address of principal executive offices)		37934 (Zip Code)

Registrant’s telephone number, including area code: (865) 693-1000
Not Applicable
Former name or former address, if changed since last report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2015, Team Health Holdings, Inc. (the “Company”) announced that Ms. Heidi S. Allen will transition out of her role as Senior Vice President and General Counsel of the Company in accordance with the terms of a Transition Services Agreement with the Company’s subsidiary, AmeriTeam Services, LLC, dated as of May 29, 2015 (the “Transition Services Agreement”). Under the terms of the Transition Services Agreement, Ms. Allen will continue to be employed in her role as Senior Vice President and General Counsel of the Company pursuant to the terms of her Amended and Restated Employment Agreement dated as of August 1, 2011 (the “Employment Agreement”), subject to certain modifications described below, until the earliest to occur of (i) such date on which a successor Senior Vice President and General Counsel designated by the Board commences employment with the Company (the “New GC Date”), (ii) the date of Ms. Allen’s termination of employment with the Company for any reason and (iii) May 31, 2016. Pursuant to the terms of the Transition Services Agreement, Ms. Allen will assist the Company in its efforts to recruit a successor Senior Vice President and General Counsel. If Ms. Allen is still employed by the Company on the New GC Date, while she will resign from her Senior Vice President and General Counsel position at the Company effective that date, she is expected to remain employed with the Company through May 31, 2016 to assist in the transition to the new general counsel.
 Pursuant to the Transition Services Agreement, assuming Ms. Allen’s employment is not terminated for “cause” or due to her death, disability or resignation prior to May 31, 2016, she will be entitled to the following:

•	Continued base salary and benefits at current levels through May 31, 2016.

•	Severance benefits pursuant to the terms of her Employment Agreement.

•
A gross sum of $150,000, contingent upon Ms. Allen executing a final separation agreement with a release of claims through her last date of employment and her continued compliance with the Transition Services Agreement.

Ms. Allen will remain subject to non-competition and non-solicitation provisions as contemplated under her Employment Agreement. Ms. Allen will also remain subject to certain other miscellaneous provisions of her Employment Agreement, such as the provisions related to confidentiality and intellectual property rights.

A form of Ms. Allen’s Transition Services Agreement is included in this filing as Exhibit 10.1 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Transition Services Agreement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TEAM HEALTH HOLDINGS, INC.

Date: June 10, 2015    By:    /s/ David P. Jones
Name: David P. Jones
Title: Executive Vice President and Chief
Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1	Form of Transition Services Agreement between Heidi S. Allen and Team Health Holdings, Inc.

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